EXHIBIT 10.17

Registration Rights Agreement

THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of April 2, 2008 (the "Effective Date"), by and among Visual Management Systems, Inc., a Nevada corporation, with a principal place of business at 1000 Industrial Way North Suite C, Toms River, NJ 08755 (the "Company"), and Intelligent Digital Systems, LLC, a Delaware limited liability company (the “Holder”).

Recitals

WHEREAS, the Company may issue shares of its Common Stock, par value $0.001 per share (the "Common Stock"), to the Holder pursuant to the terms of the Unsecured Convertible Promissory Note of even date herewith (the "Note”) issued pursuant to that certain Asset Purchase Agreement of even date herewith by and among the Company, the Holder, Jay Russ, an individual, and IDS Patent Holding, LLC, a New York limited liability company (the "Asset Purchase Agreement");

WHEREAS, it is a condition precedent to the consummation of the transaction contemplated by the Asset Purchase Agreement that the Company provide for the rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto further agree as follows:

1.	Definitions. For purposes of this Agreement:

	1.1.	The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

	1.2.	The term "Act" means the Securities Act of 1933, as amended.

1.3.
The term “Registration Statement” means any such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that functions to register publicly tradable shares of the Common Stock of the Company

1.4.
The terms "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

1.5.
The term "Registrable Securities" means (a) all shares of  Common Stock, issuable to the Holder upon conversion of all or any portion of the principal amount or accrued interest under the Note, and (b) any shares of Common Stock issued or issuable by the Company in exchange or substitution for or otherwise in respect of any shares referred to in the foregoing clause (a) by way of stock dividend or split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Company.

	1.6.	The term "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

	1.7.	The term "Rule 145" shall mean Rule 145 as promulgated by the SEC under the Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

	1.8.	The term "SEC" shall mean the Securities and Exchange Commission.

2.
Demand Registration.  At any time after the Note shall have become convertible into Common Stock in accordance with its terms, if the Company shall receive a written request from the Holder that the Company file a Registration Statement under the Securities Act with respect to any or all of the Registrable Securities, then the Company shall use its best efforts as soon as practicable, and in any event within ninety (90) days of the receipt of such a request, to file such Registration Statement and, as expeditiously as reasonably possible, cause such Registration Statement to become effective under the Act.  The Company shall be obligated to effect only one (1) registration pursuant to this Section 2.

3.
Piggyback Registration Rights.  If at any time after the Note shall have become convertible into Common Stock in accordance with its terms (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for its shareholders) any of its stock or other securities under the Act in connection with a public offering of such securities solely for cash, other than: (i) a registration on Form S-8 or other similar successor form, relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8, or other similar successor form, or (ii) a registration on Form S-4, or other similar successor form, the Company shall, at such time, promptly give to the Holder written notice of such registration.  Upon the written request of the Holder given within twenty (20) days after receipt by the Holder of such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that the Holder has requested to be included and  registered on such Registration Statement.  In the event that in connection with an underwritten offering the managing underwriter advise the Company that market factors require a limitation of the number of shares to be underwritten, then subject to the terms of any other agreements to which the Company is a party, the Company and its underwriter shall allocate the number of shares requested to be registered as follows: (i) first, to the Company, and (ii) second, to the Holder and other security holders requesting registration of securities pro rata according to the number of shares requested to be registered by each such security holder.  The Company shall have no obligations under this Section 3 to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to the Holder for its failure to do so.  In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required to include any of the Registrable Securities in such underwriting unless the Holder accepts the terms of such underwriting as agreed upon by the Company and such underwriter(s).

4.
Expenses.  All expenses incurred in complying with Sections 2 and 3 hereof, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, any state securities or “blue sky” fees and expenses, fees of the National Association of Securities Dealers, Inc., reasonable fees and disbursements of one (1) counsel to the Holder, fees and expenses of transfer agents and registrars, but excluding any Selling Expenses (as  hereinafter defined), are herein called “Registration Expenses”.  All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are herein called “Selling Expenses”.  The Holder will pay all Selling Expenses in connection with each Registration Statement filed pursuant to Section 2 or Section 3 hereof on a pro rata basis (based on the number of shares registered) with each other party that registers shares pursuant to such registration.  The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Sections 2 and 3 hereof.

5.	Obligations of the Parties

	5.1.	Obligations of the Company. Whenever required under this Agreement to affect the registration of any Registrable Securities, the Company shall use its commercially reasonable efforts to:

5.1.1.
Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective, and, upon the request of the Holder, keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of the Registrable Securities are sold;

5.1.2.
Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

5.1.3.
Use commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

5.1.4.
Notify Holder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

	5.1.5.	Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder, not later than the effective date of such Registration Statement;

5.1.6.
Advise the Holder promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

5.2.
Obligations of the Holder.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 or Section 3 with respect to the Registrable Securities of the Holder, that the Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it to effect the registration of the Holder's Registrable Securities.  The Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statements applicable to its Registrable Securities, and agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1.4 above, such Holder will immediately discontinue disposition of Registrable Securities pursuant the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemental or amended prospectus contemplated by Section 5.1.4 and, if so directed by the Company, Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.
Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

7.	Indemnification.

7.1.
To the extent permitted by law, the Company will indemnify and hold harmless the Holder against any losses, claims, damages, or liabilities to which they may become subject under the Act, the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or  violations (collectively, a "Violation"):

7.1.1.
Any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the "Filings");

		7.1.2.	The omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

7.1.3.
Any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by any such Holder.

7.2.
To the extent permitted by law, the Holder, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, its legal counsel and accountants, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other holder of securities, selling securities in such Registration Statement and any controlling person of any such underwriter or other holder of securities, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any violation of the Act, the 1934 Act or other federal or state securities law, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such Registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7.2, in connection with defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection exceed the net proceeds from the offering received by the Holder less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage or liability or any substantially similar loss, claim, damage or liability arising from the sale of such Registrable Securities.

7.3.
Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

7.4.
If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect of any loss, claim, damage or expense referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall any Holder be required to contribute an amount in excess of the net proceeds from the offering received by such Holder less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage or liability or any substantially similar loss, claim, damage or liability arising from the sale of such Registrable Securities.

7.5.
Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

7.6.
The obligations of the Company and Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement and/or the termination of this Agreement.

8.
Reports Under Securities Exchange Act of 1934.  With a view to making available the benefits of certain rules and regulations of the SEC, including Rule 144 that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

8.1.
Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

8.2.
Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first Registration Statement filed by the Company for the offering of its securities to the general public is declared effective; and

	8.3.	File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

9.
Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section may be assigned (but only with all related obligations) by the Holder to a transferee or assignee of such securities who acquires:

	9.1.	All of the Holder's Registrable Securities from such Holder; or

9.2.
Is a subsidiary, parent, constituent partner or other affiliate of the Holder; provided that the Company is, furnished with written notice of the transfer in accordance with the terms of the Note, such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, and such assignment shall be effective only if immediately following such transfer the further disposition of such Registrable Securities by the  transferee or assignee is restricted under the Act.

10.
"Market Stand-Off" Agreement.  The Holder hereby agrees that upon receipt by it of notification of the commencement of a public offering by the Company, it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to such public offering by the Company and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) calendar days) do any of the following:

10.1.
Lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter  acquired); or

10.2.
Enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause 10.1 or 10.2 above is to be settled by delivery of securities, in cash or otherwise.  The foregoing covenants shall not apply to the sale of any Registrable Securities pursuant to this Agreement or to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Holder if all officers and directors of the Company enter into similar agreements.

11.	Miscellaneous Terms.

11.1.
Termination of Registration Rights.  The Holder shall not be entitled to exercise any right provided for in this Agreement after such time at which all Registrable Securities held by such Holder can be sold in any three-month period without registration in compliance with Rule 144 or Rule 145 of the Act.

	11.2.	Governing Law. This agreement in all respects shall be governed by the laws of the state of New York.

11.3.
Waivers and Amendments.  Any term of this Agreement may be amended or amended and restated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and prospectively but not retroactively), only with the written consent of the Company and the written consent of the Holder.

11.4.
Successors and Assigns.  Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto

	11.5.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

11.6.
Notices.  All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person or by facsimile, electronic mail, courier or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) to the Holder, at the address set forth in the Company's records or, at such other address as the Holder shall have furnished to the Company or (b) if to the Company, at its address set forth in the introductory paragraph of this Agreement, or at such other address as the Company shall have furnished to the Holder.  All such notices and other communications shall be deemed given upon personal delivery, upon confirmation of facsimile transfer, upon confirmation of electronic mail transmission, upon delivery by courier or three business days after deposit in the United States mail.

	11.7.	Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

11.8.
Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be reformed to the greatest extent possible and limited to any jurisdiction finding such illegality or, if such reformation is not possible, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have set their hands this 2nd day of April, 2008.

VISUAL MANAGEMENT SYSTEMS, INC.

By:___________________________________
Name:  Jason Gonzalez
Title:  President

INTELLIGENT DIGITAL SYSTEMS, LLC

By:___________________________________
Name:  Jay Russ
Title:  Managing Member